December 2019 INVESTOR PRESENTATION Exhibit 99.1

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important factors that may cause such a difference include: ((i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; and/or (vii) the Company’s ability to devise and execute strategies to respond to market conditions. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise. Safe Harbor Statement

II-VI Today

Core Competency ENGINEERED MATERIALS Refers to groups II and VI of the Periodic Table of Elements “TWO SIX” 18 Countries 69 Worldwide Locations 24,000 Worldwide employees 2.6B Pro Forma Revenue Regions 43% 23% 6% North America China Japan ROW Europe FY2019 Revenue 11% 17% Segments 28% 72% Photonic Solutions Compound Semiconductors FY2019 Revenue FY2019 Revenue 72% 13% 6% Markets Communications Industrial Aerospace & Defense Semi.Cap. Equip Life Sciences All other 4% Overview LTM 06/30/2019 for II-VI and LTM 07/28/2019 for Finisar.

3D Sensing Core Markets Growth Markets SIC for Wireless SIC for EV Optical Communications Industrial Lasers Aerospace & Defense EUV Lithography Our Core & Growth Markets

*Sampling of representative customers based on approvals for public release Thousands of Customers Across Diverse Markets

Semiconductor Lasers Oclaro Semiconductor Laser Optical Amplifiers Oclaro Optical Amplifier Advanced Coatings Oclaro Optical Coatings Aerospace & Defense Optical Systems LightWorks Optics Precision Ceramics M Cubed Technologies Optical Channel Monitors Aegis Lightwave Conformal Patterning Max Levy Autograph InP Platform Finisar High Energy Lasers Redstone Aerospace Optonicus Wavelength Selective Switch CoAdna Compound Semiconductor Wafer Fab Kaiam Laser Limited(U.K. Fab) Faraday Rotator Integrated Photonics Direct Diode Lasers Direct Photonics GaAs & GaN-SiC Platform Anadigics Epitaxial Wafers Epiworks Micro-optics Photop Technologies Laser Processing Heads Highyag Selenium Refinery Pacific Rare Metals Thermo-electrics Marlow Industries Ultraviolet Filters Laser Power Corp Silicon Carbide Substrates Litton SIC Group ZnSe Platform Laser Power Corp Micro-optics Lighting Optical Micro-optics Virgo Optics 1995 - 2010 2011 - 2015 2016 - 2019 20+ Years of Tremendous Value Creation by Integration of Acquisitions

NASDAQ S&P 500 10 Years of continuous revenue growth 4 Transformative Acquisitions Stock charts represent relative growth in value since 1987 Optical Network & China Market InP Technology Platform Vertical Integration & Scale GaAs Technology Platform 2010 2013 2016 2019 Revenue Growth & Transformative Acquisitions 5G

Oclaro Semiconductor Laser1 Business Case Study Target had a high unit cost structure With vertical integration and wide applicability in optical and industrial markets, II-VI drove margin expansion over subsequent years II-VI Laser Enterprise Revenue and Operating Margin Oclaro’s semiconductor laser business was acquired in FY2014. Transaction Overview Operational Excellence FY14 Then (@ Acquisition) FY14 FY19 60% (45%) Revenue Op. Margin Proven Integration Playbook Focused on Operational Improvements and Investing for Growth

Acquisition of Finisar

Right Technology + Right Team + Right Time Inflection Point CAGR 16% CAGR 20% TAM ($B) Combined broad base of talent, technology and manufacturing enhances our ability to hit market windows today Window of Opportunity1 Note: Market size forecast from Lightcounting, Ovum and Yole. Disruptive Megatrends Proliferation of Cloud Services Electric & Autonomous Vehicles Accelerated deployments in Mobile & 5G Communications 3D Sensing Increased Data and Video Consumption Strategic Window of Opportunity Now

Cost of Goods Sold Supply chain management - Procurement Infeed - Internal supply of enabling materials and components ~$85 million Sales & Marketing Savings from scale General & Administration Consolidation of overlapping corporate costs Optimization of operating model Annual Estimated Synergies Achieved Within 36 months Total Research & Development More efficient R&D with scale Complementary engineering and design teams ~$65 million ~$150 million Significant Value Creation Potential from Synergies

Completed Acquisition of Finisar on September 24, 2019 This completes our largest acquisition to date Total price of $2.9B consisting of $1.9B cash and $1.0B stock We expect to file the related pro forma financial information on or about December 9, 2019.

A Powerful Combination

Power Electronics For Green Energy RF Electronics in Wireless Optical Communications 3D Sensing & LiDAR $12.1B 2022 Market For 3D sensing in consumer electronics & LiDAR in automotive For terrestrial, submarine & wireless optical infrastructure and datacenters 60% 2018-22 CAGR $1.1B For 4G remote radio heads, 5G beam forming antennas & RF electronics 26% For electric vehicles (EV/HEV), smart grid power switching, solar and wind energy $2.9B 13% GaAs | InP | Si Photonics GaAs | InP SiC Source: 3D Sensing & LiDAR, Wireless RF and Power Electronics for Green Energy from Yole, Optical Communications from Lightcounting and Ovum. $1.2B 27% GaAs | GaN/SiC | Diamond Addressing Multiple Strong and Growing Markets

GaAs InP WSS Optics Datacom Transceiver Technology 3D Sensing Telecom Transceiver Technology ROADMs Integrated Circuits LCoS Diffraction Gratings Transimpedance Amplifier Laser Driver Silicon Photonics PIC + EIC Clock & Data Recovery Coherent Tx+Rx Assemblies Coherent Tunable Laser Tunable Laser + InP Modulator I-Temp Tunable DBR Laser + MZ Mod High-Speed InP DML High-Speed GaAs VCSEL 2D VCSEL Array Finisar Brings Significant Next-Generation Technologies For Communications, 3D Sensing, and LiDAR Enabling New Market Growth

#1 in Optical Communications Submarine Passives Optical Amplifiers High Port Count WSS* Coherent Transmission Tunable Transceivers Ethernet and Fibre Channel Transceivers Submarine Pumps Optical Monitoring Low Port Count WSS Micro Pumps Micro Optics Transceivers for Wireless Telecom Datacom Long Haul, Metro, and Datacenter Interconnects A highly complementary and complete portfolio of leading-edge products Subsea ROADMs Transmission * Finisar WSS business operated separately

5G RADIO ACCESS 5G OPTICAL ACCESS 2022 TAM:$2.4B 2018-22 CAGR:13% TAM:$1.4B CAGR:124% TAM:$1.1B CAGR:63% Source: LightCounting Note: TAM is all inclusive (not exclusively 5G driven) Sources: LightCounting & II-VI Estimates Sources: Yole, JP Morgan & II-VI Estimates (GaN/SiC RF includes 4G & 5G) Backbone Network Front- & Backhaul Network Base Stations Handsets Photonic Solutions Segment Compound Semiconductors Segments GaAs RF GaN/SiC RF Line Cards Amplifiers OCM/OTDR LPC WSS Subsystems Bidi DWDM TRx 100G BH TRx 25G FH TRx HPC WSS* Coherent TRx DWDM Filters II-VI Finisar Growth Opportunities in 5G Mobile Infrastructure * Finisar WSS business operated separately

II-VI’s GaAs & SiC on 6” platform + Finisar’s microelectronics design expertise = Access to larger & growing markets Collaboration with SEDI for GaN/SiC RF electronics For wireless: efficient, high power RF amplification with GaN/SiC HEMT Thin-film diamond on silicon for next generation high speed wireless electronics Remote Radio Head Beam-forming Antenna For 4G & 5G Wireless Antennas For RF Devices in Wireless Handsets SiC Substrates GaAs Epiwafers GaAs pHEMT For RF Applications in Wireless 5G WIRELESS 4G WIRELESS GaN/SiC for RF Electronics Market CAGR (‘18-’22): 26% Source: Yole RF Electronics for Wireless

VCSEL Arrays For 3D Sensing & LiDAR CAGR (’18-22): +60% Source: Yole II-VI’s GaAs Platform + Finisar’s InP Platform = Enhanced competency in 3D Sensing and LiDAR Optimization of R&D, Capital and Asset Utilization = Faster Time to Market Vertically integrated 6 inch GaAs compound semiconductor platform, one of the largest in the world = RF Devices and advanced optoelectronic device integration Tablets Auto LiDAR Video Game Consoles Security / Biometrics VR / AR eCommerce GaAs InP Most Compelling Platform for 3D Sensing & LiDAR GaAs VCSEL ARRAYS 940 GaAs EDGE-EMITTING LASERS 1550 InP EDGE-EMITTING LASERS

II-VI’s SiC on 6” platform + Finisar’s microelectronics design expertise = Access to larger & growing markets High efficiency voltage and power conversion = SiC MOSFETs for Green Energy SiC for High Power Electronics Market CAGR (’18-’22): 27% Source: Yole A world leading supplier of SiC substrates Applications Electric cars (EV/HEV) Solar & Wind Energy Smart Grid Power Switching Electric Charger / HV Battery Bi-Directional Converter/ Inverter/ Electric Motor DC-DC Converter Power Electronics for Green Energy

High Power Semiconductor Lasers & Laser Optics A full suite of components for multiple laser modalities Strong CO2 deployed base in active use and strong secondary market Industrial laser components: 25-35% of worldwide revenue Fiber Lasers Market CAGR (‘17-‘22): +8% Direct Diode Market CAGR (‘17-‘22): +7% Source: Strategies Unlimited CO2 laser optics: 15-20% One micron products: 15-20% Laser Components, Processing Heads, Beam Delivery Optics / Components FIBER LASER OPTICS CO2 LASER OPTICS LASER BARS CUTTING HEADS DIRECT DIODE LASER ENGINE Industrial Laser Materials Processing

World leader in large sapphire panel output 24,000 sf dedicated facility Aerospace & Defense Diverse Aerospace Applications 4 Strategic Areas in Defense Intelligence surveillance & reconnaissance (ISR) High energy laser systems Missiles and ordnance EMI & survivability Differentiated core capabilities & products Materials engineered in-house Complex electro-optic sub-assemblies Emerging strategic platforms Phased array laser optics for space nanocraft propulsion and communication

EUV Lithography System EUV Lithography already started for 7 nm node production Multiple II-VI products used in each EUV system, ~1-2% of total value Products leverage II-VI materials: ZnSe, CdTe, CVD Diamond and RBSiC REAR MIRRORS OUTPUT COUPLERS MODULATOR CVD DIAMOND REACTION BONEDED SIC EUV Lithography Systems Market CAGR (‘16-’22): 9% Source: Allied Market Research Structural Ceramic Subsystems EUV Source System: Focusing Optics Power Amplifier CO2 System: Seed Laser EUV Lithography

II-VI Financial Summary

End Market Distribution of Full Year FY19 Revenue Reported Segments FY19 Revenue FYY19 Op Margin – GAAP / Non-GAAP FY19/FY18 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Photonic Solutions $639M 13% / 17% 31% 9% 82% 0% 3% 6% Compound Semiconductors $723M 11% / 14% 8% 42% (3%) 13% 21% 13% 11% II-VI Consolidated $1,362M 11% / 15% 18% 27% (2%) 45% 11% 8% 9% II-VI Segment Revenue by End Markets for Full Year FY19

End Market Distribution of Q1FY20 Revenue Reported Segments Q1FY19 Revenue Q1FY20 Revenue Q1FY20 Op Margin – GAAP / Non-GAAP Q1FY20/ Q1FY19 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Photonic Solutions $135M $141M 9% / 13% 5% 9% 83% 0% 1% 7% Compound Semiconductors $179M $177M 15% / 18% (1%) 37% (1%) 12% 22% 13% 16% Finisar & Related N/A $22M N/A / 8% N/A 0% 98% 0% 0% 2% II-VI Consolidated $314M $340M (5%) / 15% 8% 23% (0%) 47% 12% 7% 11% II-VI Segment Revenue by End Markets for Q1FY20

Summary of Q1FY20 Main Points Major Messages from Q1FY20 Reporting Finisar transaction closed on September 24; it is in the quarter for 6 days Growth in the major markets: SiC – $100M multi-year contract won in the quarter Market/Area Growth Compared to Q1FY19 Comments Industrial -10% Lower GDP, sufficient inventory Communications - telecom +22%, or +8% organic ROADM market continues strong Communications – datacom -15% Consistent with the end market demand as customers prepare to upgrade data centers Military +15% High energy laser systems an important growth area Semiconductor Flat this quarter We still see high demand, EUV about 3% of historical II-VI revenue Consumer Electronics +7% 3D shipments from Warren

Well Positioned for the 400G Upgrade cycle 400G Ethernet Leverages internal InP, GaAs and IC technology platforms InP: High-speed DMLs, EMLs, Detectors GaAs: High-speed VCSELs, Detectors 100 Gbps PAM4 VCSEL demonstrated at ECOC Driver electronics chip sets Multiple 200Gb/400Gb qualifications in process at multiple Tier 1 customers, including cloud and telecom service providers Datacom in the low part of the cycle in preparation for the 400G upgrade Expect recovery beginning in 2nd half of CY20 400G Coherent Leverages internal InP & IC technology platforms InP: Narrow-linewidth Tunable Lasers; High-speed Modulators, Receivers Analog integrated circuits Over 20 active design engagements in components and modules Committed significant resources to establish a strong #1 position Expecting meaningful revenue and profit upside in FY20 and FY21 QSFP-DD OSFP

Summary of Q1FY20 Main Points Key Statistics for Modeling FY20 on II-VI Consolidated Item Preliminary Amount Estimated for FY20 Comments Depreciation Amortization Inventory Step Up $172M of Depreciation $107M of Amortization $86M of Inventory Step Up Includes Preliminary Purchase Accounting Amounts of Acquisition: $1,310M: Assigned to tangible net assets $750M: PP&E ($125M step up) $438M: Inventory (step up, $86M, $7M Q1, $79M Q2) $122M: All Other $760M: Assigned to goodwill $752M: Assigned to amortizing intangibles, weighted avg. 7 year life $ 78M: Assigned to non-amortizing intangibles Synergies $150M run rate synergies by Year 3 Targets: Year 1: $35M, Year 2: +$50M, Year 3: +$65M Cap Ex $220M Stock Compensation $70M Interest $85-90M Tax Rate 11-14% Operating Margin Pending two quarters of full operation Shares Outstanding 92.5M to 95.5M Finisar Full Q1FY20 $300M Revenue, on same Q1FY20 time period as II-VI Q1FY20

Cash and Equivalents Cash Flow from Operations Long-Term Debt (Including current portion) FY19 FY17 FY18 Shareholder’s Equity $205M $271M $247M $178M $118M $161M $467M $342M $439M $1,954M $900M $1,024M Cash and Liquidity 3M FY20 $440M ($25.6M) $2,378M $2,131M Typical industry EPS adjustments are detailed at the end of this presentation. II-VI Balance Sheet

Appendix

II-VI Historical GAAP EPS and Adjusted EPS Equivalent To calculate EPS comparable to some peers, below are the values of typical adjustments used by other companies II-VI Consolidated Summary of Typical Industry Non-GAAP Adjustments Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Special Items, net of tax (1) - - - - - - - - 48.1 Amortization 3.6 3.8 3.6 3.6 3.7 4.1 4.2 4.6 4.2 Share Based Comp 6.3 5.3 3.6 4.4 5.3 5.0 7.9 6.8 5.4 M&A Related Expenses 2.0 - - - 1.9 8.6 4.1 4.8 5.6 Total Adjustments 11.9 9.1 7.2 8.0 10.9 17.7 16.2 16.2 63.3 Tax - - (0.1) (0.2) - (0.1) (0.2) (0.4) (0.2) Impact of the “Tax Cuts and Jobs Act” and Company Actions - 15.8 (6.5) (1.3) - - - - - PAT 11.9 24.9 0.6 6.5 10.9 17.7 16.0 15.8 61.1 Average Outstanding Shares - Diluted 65.3 65.0 72.4(2) 65.1 66.2 65.7 65.7 65.7 65.5 EPS Impact of Typical Industry Non-GAAP Adj. 0.18 0.38 0.01 0.10 0.16 0.27 0.24 0.24 0.97 (1) Special Items are defined within Table 2 of the Company’s Q1 FY2020 Earnings Release. (2) Average Shares Outstanding – Diluted for the Three Months Ended March 31, 2018 was calculated under the If-Converted method to account for the Company’s convertible debt. Reference Table 7: Earnings Per Share Reconciliation from the Q3 FY2018 Earnings Release.

II-VI Segment Reconciliation: Operating Income to Adjusted Operating Income